                     [DELOITTE & TOUCHE, LLP LETTERHEAD]

                                                                  Exhibit 23(b)


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Norwest Financial, Inc. on Form S-3 of our report dated January 13, 1995, appearing in the Annual Report on Form 10-K of Norwest Financial, Inc. for the year ended December 31, 1994 and to reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.


/s/ Deloitte & Touche, LLP




September 14, 1995